United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 April 15, 2005
                                 --------------


                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                000-49693                         92-2115369
         ------------------------      ---------------------------------
         (Commission File Number)      (IRS Employer Identification No.)


           975 El Camino Real, South San Francisco, California   94080
           -----------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

         On April 15, 2005, the registrant announced that its Board of Directors has declared a cash dividend of fifteen cents per share on the common stock of the registrant, payable on May 16, 2005, to shareholders of record on April 29, 2005.

         A copy of the News Release issued by the registrant on April 15, 2005, is attached to this report as Exhibit 99.25 and is incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

                  99.25 News Release dated April 15, 2005, announcing a cash dividend payable on May 16, 2005



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP (Registrant)


Dated:  April 15, 2005.                By: /s/  JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer